PRESS RELEASE Bill Seymour Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1

ENTEGRIS REPORTS RESULTS FOR THIRD QUARTER OF 2025

•Net sales of $807 million.
•GAAP diluted EPS of $0.46.
•Non-GAAP diluted EPS of $0.72.

BILLERICA, Mass., October 30, 2025 - Entegris, Inc. (NASDAQ: ENTG), today reported its financial results for the Company’s third quarter ended September 27, 2025.
Dave Reeder, Entegris’ President and Chief Executive Officer, said: “As I begin my tenure as CEO of Entegris, I want to say how honored I am to lead this exceptional company through its next phase of growth and value creation. In the third quarter, revenue, EBITDA and non-GAAP EPS all met guidance; and we delivered record operating cash flow. We continue to see key wins and strong momentum in products critical to the most advanced nodes, including liquid filtration & purification, deposition materials and CMP consumables.”

Mr. Reeder added: “As we look ahead into 2026, Entegris remains very well positioned to capture growth and value. We will continue to support our customers’ technology roadmaps with deep application expertise, strong organic innovation, and accelerated product development. As devices become more complex, our expertise in materials science and materials purity becomes increasingly critical, helping customers enhance performance and achieve optimal yields. Because of the uniqueness of our value proposition and the quality of our execution, we expect to significantly grow our content per wafer, resulting in market outperformance and margin expansion in the years to come.”

Quarterly Financial Results Summary
(in millions, except percentages and per share data)

GAAP Results	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025
Net sales	$807.1	$807.7	$792.4
Gross margin - as a % of net sales	43.5%	46.0%	44.4%
Operating margin - as a % of net sales	15.2%	16.9%	13.4%
Net income	$70.5	$77.5	$52.8
Diluted earnings per common share	$0.46	$0.51	$0.35

Non-GAAP Results	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025
Adjusted gross margin - as a % of net sales	43.6%	46.0%	44.6%
Adjusted operating margin - as a % of net sales	21.1%	23.0%	20.9%
Adjusted EBITDA - as a % of net sales	27.3%	28.8%	27.3%
Diluted non-GAAP earnings per common share	$0.72	$0.77	$0.66

Fourth Quarter Outlook
For the Company’s guidance for the fourth quarter ending December 31, 2025, the Company expects sales of $790 million to $830 million. We expect GAAP net income to be between $53 million and $64 million and diluted earnings per common share is expected to be between $0.35 and $0.42. On a non-GAAP basis, the Company expects diluted earnings per common share to range from $0.62 to $0.69, reflecting net income on a non-GAAP basis in the range of $95 million to $105 million. The Company also expects Adjusted EBITDA of approximately 26.5% to 27.5% of sales.
Segment Results
The Company currently operates in two segments:
Materials Solutions (MS): MS provides materials-based solutions, such as chemical vapor and atomic layer deposition materials, chemical mechanical planarization slurries and pads, ion implantation specialty gases, formulated etch and clean materials, and other specialty materials that enable our customers to achieve better device performance and faster time to yield, while providing for lower total cost of ownership.
Advanced Purity Solutions (APS): APS offers filtration, purification and contamination-control solutions that improve customers’ yield, device reliability and cost by ensuring the purity of critical liquid chemistries and gases and the cleanliness of wafers and other substrates used throughout semiconductor manufacturing processes, the semiconductor ecosystem and other high-technology industries.
Third-Quarter Results Conference Call
Entegris will hold a conference call to discuss its results for the third quarter on Thursday, October 30, 2025, at 8:00 a.m. Eastern Time. Participants should dial 800-579-2543 or +1 785-424-1789, referencing confirmation ID: ENTGQ325. Participants are asked to dial in 10 minutes prior to the start of the call. For the live webcast and replay of the call, please Click Here.
Management’s slide presentation concerning the results for the third quarter will be posted on the Investor Relations section of www.entegris.com.

About Entegris
Entegris is a leading supplier of critical advanced materials and process solutions for the semiconductor and other high-technology industries. Entegris has approximately 8,000 employees throughout its global operations and is ISO 9001 certified. It has manufacturing, customer service and/or research facilities in the United States, Canada, China, Germany, Israel, Japan, Malaysia, Singapore, South Korea, and Taiwan. Additional information can be found at www.entegris.com.

Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted Net Sales, Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, Adjusted Operating Income, non-GAAP Net Income, non-GAAP Adjusted Operating Margin and diluted non-GAAP Earnings Per Common Share, together with related measures thereof, are considered “non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company provides supplemental non-GAAP financial measures to better understand and manage its business and believes these measures provide investors and analysts additional and meaningful information for the assessment of the Company’s ongoing results. Management also uses these non-GAAP measures to assist in the evaluation of the performance of its business segments and to make operating decisions. Management believes that the Company’s non-GAAP measures help indicate the Company’s baseline performance before certain gains, losses or other charges that may not be indicative of the Company’s business or future outlook, and that non-GAAP measures offer a more consistent view of business performance. The Company believes the non-GAAP measures aid investors’ overall understanding of the Company’s results by providing a higher degree of transparency for such items and providing a level of disclosure that will help investors generally understand how management plans, measures and evaluates the Company’s business performance. Management believes that the inclusion of non-GAAP measures provides greater consistency in its financial reporting and facilitates investors’ understanding of the Company’s historical operating trends by providing an additional basis for comparisons to prior periods. The reconciliations of GAAP net sales to Adjusted Net Sales (excluding divestiture), GAAP gross profit to Adjusted Gross Profit, GAAP segment profit to Adjusted Operating Income, GAAP net income to Adjusted Operating Income and Adjusted EBITDA, GAAP net income and diluted earnings per common share to non-GAAP Net Income and diluted non-GAAP Earnings Per Common Share and GAAP outlook to non-GAAP outlook are included elsewhere in this release.

Entegris, Inc. - page 2 of 14

Cautionary Note on Forward-Looking Statements
This news release contains “forward-looking statements.” The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are based on current management expectations and assumptions only as of the date of this news release. They are not guarantees of future performance and they involve substantial risks and uncertainties that are difficult to predict and that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, but are not limited to, fluctuations in the demand for semiconductors and the overall volume of semiconductor manufacturing; the impact of global economic uncertainty, including financial market volatility, which may cause or exacerbate negative trends in consumer spending, inflationary pressures and interest rate fluctuations, economic recessions, national debt and bank failures, which may limit our ability to access cash; raw material shortages, supply and labor constraints, and price increases; fluctuations in the Company’s revenues and operating results and their impact on the Company’s stock price; supply chain interruptions and the Company’s dependence on sole, single and limited source suppliers; risks related to the Company’s international operations, including challenges in hiring and integrating workers in different countries, maintaining appropriate business practices across the varied jurisdictions in which we operate, and engaging and managing global, regional and local third-party service providers; the impact of regional and global instabilities, hostilities and geopolitical uncertainty, including, but not limited to, the ongoing conflicts between Ukraine and Russia, between Israel and Hamas and other conflicts in the Middle East, as well as the global responses thereto; export controls, economic sanctions, and similar restrictions; tariffs, additional taxes, and other protectionist measures resulting from international trade disputes, strained international relations, and changes in foreign and national security policy; the concentration and consolidation of the Company’s customer base; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and to introduce new products to meet customers’ rapidly changing requirements; manufacturing and other operational disruptions or delays; IT system failures, network disruptions, and cybersecurity risks; the risks associated with the use and manufacture of hazardous materials; goodwill impairment; challenges in attracting and retaining qualified personnel; the Company’s ability to protect and enforce intellectual property rights; the Company’s environmental, social, and governance commitments; legal and regulatory risks, including changes in laws and regulations related to the environment, health and safety, accounting standards, and corporate governance, across the jurisdictions in which the Company operates; changes in taxation or adverse tax rulings; the ability to obtain government incentives and the possibility that competitors will benefit from government incentives for which the Company does not qualify; the amount and consequences of the Company’s indebtedness, its ability to repay its debt and to obtain future financing, and the Company’s obligations under its current outstanding credit facilities; volatility in the Company’s stock price; the payment of cash dividends and the adoption of future share repurchase programs; the Company’s ability to effectively implement any organizational changes; substantial competition; the Company’s ability to identify, complete and integrate acquisitions, joint ventures, divestitures or other similar transactions; the impacts of climate change; and other matters. These risks and uncertainties also include, but are not limited to, the risk factors and additional information described in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, including under the heading “Risk Factors” in Item 1A, and in the Company’s other periodic filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, the Company undertakes no obligation to update publicly any forward-looking statements or information contained herein, which speak as of their respective dates.
Entegris, Inc. - page 3 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Three months ended
	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025
Net sales	$807.1	$807.7	$792.4
Cost of sales	455.8	435.9	440.9
Gross profit	351.3	371.8	351.5
Selling, general and administrative expenses	101.8	108.5	115.1
Engineering, research and development expenses	80.9	80.9	84.3
Amortization of intangible assets	46.0	46.2	46.0
Operating income	122.6	136.2	106.1
Interest expense, net	46.1	50.4	50.5
Other expense (income), net	4.2	(0.2)	(0.2)
Income before income tax expense	72.3	86.0	55.8
Income tax expense	1.5	8.2	2.8
Equity in net loss of affiliates	0.3	0.3	0.2
Net income	$70.5	$77.5	$52.8

Basic earnings per common share	$0.46	$0.51	$0.35
Diluted earnings per common share	$0.46	$0.51	$0.35

Weighted average shares outstanding:
Basic	151.8	151.2	151.6
Diluted	152.3	151.9	151.9

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In millions, except per share data)
(Unaudited)

	Nine months ended
	Sep 27, 2025	Sep 28, 2024
Net sales	$2,372.7	$2,391.4
Cost of sales	1,313.4	1,292.0
Gross profit	1,059.3	1,099.4
Selling, general and administrative expenses	320.2	337.0
Engineering, research and development expenses	250.0	234.6
Amortization of intangible assets	138.1	143.9
Operating income	351.0	383.9
Interest expense, net	146.2	157.3
Other expense, net	5.3	17.1
Income before income tax expense	199.5	209.5
Income tax expense	12.5	18.3
Equity in net loss of affiliates	0.8	0.7
Net income	$186.2	$190.5

Basic earnings per common share:	$1.23	$1.26
Diluted earnings per common share:	$1.22	$1.25

Weighted average shares outstanding:
Basic	151.6	150.8
Diluted	152.1	151.8

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In millions)
(Unaudited)

	Sep 27, 2025	Dec 31, 2024
ASSETS
Current assets:
Cash and cash equivalents	$399.8	$329.2
Trade accounts and notes receivable, net	493.2	495.3
Inventories, net	646.8	638.1
Deferred tax charges and refundable income taxes	45.8	39.6
Assets held-for-sale	4.1	5.5
Other current assets	107.2	108.6
Total current assets	1,696.9	1,616.3
Property, plant and equipment, net	1,654.5	1,622.9
Right-of-use assets	74.5	83.4
Goodwill	3,945.2	3,943.6
Intangible assets, net	953.3	1,091.7
Deferred tax assets and other noncurrent tax assets	53.1	12.5
Other noncurrent assets	24.3	24.2
Total assets	$8,401.8	$8,394.6
LIABILITIES AND EQUITY
Current liabilities
Accounts payable	$146.5	$193.3
Accrued liabilities	284.2	250.2
Liabilities held-for-sale	1.0	1.2
Income taxes payable	61.0	80.5
Total current liabilities	492.7	525.2
Long-term debt	3,842.8	3,981.1
Long-term lease liabilities	65.3	72.1
Other liabilities	110.2	124.7
Shareholders’ equity	3,890.8	3,691.5
Total liabilities and equity	$8,401.8	$8,394.6

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In millions)
(Unaudited)

	Three months ended		Nine months ended
	Sep 27, 2025	Sep 28, 2024	Sep 27, 2025	Sep 28, 2024
Operating activities:
Net income	$70.5	$77.5	$186.2	$190.5
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	50.4	47.1	151.6	139.8
Amortization	46.0	46.2	138.1	143.9
Share-based compensation expense	18.4	15.5	50.4	50.3
Provision for deferred income taxes	(19.4)	(23.0)	(54.8)	(47.1)
Other	14.8	10.6	56.8	65.9
Changes in operating assets and liabilities:
Trade accounts and notes receivable	(1.3)	(40.2)	7.5	(52.1)
Inventories	41.7	(18.1)	(34.4)	(68.8)
Accounts payable and accrued liabilities	60.2	95.2	34.5	52.6
Income taxes payable and refundable income taxes	(28.9)	(6.8)	(41.5)	(23.7)
Other	(2.9)	(6.8)	9.0	4.3
Net cash provided by operating activities	249.5	197.2	503.4	455.6
Investing activities:
Acquisition of property, plant and equipment	(66.7)	(82.2)	(241.2)	(208.1)
Proceeds from government incentives	8.2	—	8.2	—
Proceeds from sale of business, net	—	1.2	—	250.8
Other	(1.2)	—	(1.5)	(1.9)
Net cash (used in) provided by investing activities	(59.7)	(81.0)	(234.5)	40.8
Financing activities:
Proceeds from debt	25.0	—	532.0	254.5
Payments of debt	(175.0)	—	(682.0)	(728.3)
Payments for dividends	(15.1)	(0.8)	(45.7)	(45.5)
Issuance of common stock	2.1	3.1	3.6	13.6
Taxes paid related to net share settlement of equity awards	(0.5)	(15.1)	(10.6)	(16.1)
Other	(0.4)	(0.9)	(1.4)	(1.8)
Net cash used in financing activities	(163.9)	(13.7)	(204.1)	(523.6)
Effect of exchange rate changes on cash and cash equivalents	(2.9)	9.6	5.8	2.4
Increase (decrease) in cash and cash equivalents	23.0	112.1	70.6	(24.8)
Cash and cash equivalents at beginning of period	376.8	320.0	329.2	456.9
Cash and cash equivalents at end of period	$399.8	$432.1	$399.8	$432.1
Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Segment Information 1
(In millions)
(Unaudited)

	Three months ended			Nine months ended
Net sales	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
Materials Solutions	$348.6	$346.7	$354.9	$1,044.9	$1,039.0
Advanced Purity Solutions	460.8	463.1	439.9	1,334.6	1,359.0
Inter-segment elimination	(2.3)	(2.1)	(2.4)	(6.8)	(6.6)
Total net sales	$807.1	$807.7	$792.4	$2,372.7	$2,391.4

	Three months ended			Nine months ended
Segment profit	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
Materials Solutions	$65.2	$71.7	$72.5	$212.7	$209.1
Advanced Purity Solutions	118.2	127.4	95.9	322.2	361.2
Total segment profit	183.4	199.1	168.4	534.9	570.3
Amortization of intangibles	(46.0)	(46.2)	(46.0)	(138.1)	(143.9)
Unallocated expenses	(14.8)	(16.7)	(16.3)	(45.8)	(42.5)
Total operating income	$122.6	$136.2	$106.1	$351.0	$383.9
1 The FY 2024 information has been recast to reflect the Company's Q4 2024 realignment into two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS).

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In millions)
(Unaudited)

	Three months ended			Nine months ended
	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
Net sales	$807.1	$807.7	$792.4	$2,372.7	$2,391.4
Gross profit-GAAP	$351.3	$371.8	$351.5	$1,059.3	$1,099.4
Adjustments to gross profit:
Restructuring costs [1]	0.3	—	2.1	2.6	—
Adjusted gross profit	$351.6	$371.8	$353.6	$1,061.9	$1,099.4

Gross margin - as a % of net sales	43.5%	46.0%	44.4%	44.6%	46.0%
Adjusted gross margin - as a % of net sales	43.6%	46.0%	44.6%	44.8%	46.0%
1 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges. primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income 1
(In millions)
(Unaudited)

	Three months ended			Nine months ended
Adjusted segment profit	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
MS segment profit	$65.2	$71.7	$72.5	$212.7	$209.1
Restructuring costs [2]	0.7	—	3.0	3.8	—
Gain on sale of business [3]	—	—	—	—	(4.3)
Impairment of long-lived assets [4]	—	—	—	—	13.0
MS adjusted segment profit	$65.9	$71.7	$75.5	$216.5	$217.8

APS segment profit	$118.2	$127.4	$95.9	$322.2	$361.2
Restructuring costs [2]	1.0	—	9.9	13.2	—
APS adjusted segment profit	$119.2	$127.4	$105.8	$335.4	$361.2

Unallocated general and administrative expenses	$14.8	$16.7	$16.3	$45.8	$42.5
Less: unallocated deal and integration costs	—	(0.5)	—	—	(3.4)
Less: unallocated restructuring costs [2]	—	—	(0.4)	(0.4)	—
Less: unallocated acquired tax equalization asset reduction [5]	—	(3.0)	—	0.0	(3.0)
Adjusted unallocated general and administrative expenses	$14.8	$13.2	$15.9	$45.4	$36.1

Total adjusted segment profit	$185.1	$199.1	$181.3	$551.9	$579.0
Less: adjusted unallocated general and administrative expenses	(14.8)	(13.2)	(15.9)	(45.4)	(36.1)
Total adjusted operating income	$170.3	$185.9	$165.4	$506.5	$542.9
1 The FY 2024 information has been recast to reflect the Company's Q4 2024 realignment into two reportable segments: Materials Solutions (MS) and Advanced Purity Solutions (APS).
2 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges. primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
3 Gain from the sale of the Company’s Pipeline and Industrial Materials (“PIM”) business.
4 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
5 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In millions)
(Unaudited)

	Three months ended			Nine months ended
	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
Net sales	$807.1	$807.7	$792.4	$2,372.7	$2,391.4
Net income	$70.5	$77.5	$52.8	$186.2	$190.5
Net income - as a % of net sales	8.7%	9.6%	6.7%	7.8%	8.0%
Adjustments to net income:
Equity in net loss of affiliates	0.3	0.3	0.2	0.8	0.7
Income tax expense	1.5	8.2	2.8	12.5	18.3
Interest expense, net	46.1	50.4	50.5	146.2	157.3
Other expense (income), net	4.2	(0.2)	(0.2)	5.3	17.1
GAAP - Operating income	122.6	136.2	106.1	351.0	383.9
Operating margin - as a % of net sales	15.2%	16.9%	13.4%	14.8%	16.1%
Integration costs:
Professional fees [1]	—	0.3	—	—	2.6
Severance costs [2]	—	0.2	—	—	0.8
Restructuring costs [3]	1.7	—	13.3	17.4	—
Acquired tax equalization asset reduction [4]	—	3.0	—	—	3.0
Gain on sale of business [5]	—	—	—	—	(4.3)
Impairment of long-lived assets [6]	—	—	—	—	13.0
Amortization of intangible assets [7]	46.0	46.2	46.0	138.1	143.9
Adjusted operating income	170.3	185.9	165.4	506.5	542.9
Adjusted operating margin - as a % of net sales	21.1%	23.0%	20.9%	21.3%	22.7%
Depreciation	50.4	47.1	51.3	151.6	139.8
Adjusted EBITDA	$220.7	$233.0	$216.7	$658.1	$682.7
Adjusted EBITDA - as a % of net sales	27.3%	28.8%	27.3%	27.7%	28.5%
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
4 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
5 Gain from the sale of the Company’s PIM business.
6 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
7 Non-cash amortization expense associated with intangibles acquired in acquisitions.

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Diluted Earnings per Common Share to Non-GAAP Net Income and Diluted Non-GAAP Earnings per Common Share
(In millions, except per share data)
(Unaudited)

	Three months ended			Nine months ended
	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
GAAP net income	$70.5	$77.5	$52.8	$186.2	$190.5
Adjustments to net income:
Integration costs:
Professional fees [1]	—	0.3	—	—	2.6
Severance costs [2]	—	0.2	—	—	0.8
Restructuring costs [3]	1.7	—	13.3	17.4	—
Acquired tax equalization asset reduction [4]	—	3.0	—	—	3.0
Loss on extinguishment of debt and modification [5]	1.7	—	—	1.7	12.3
Gain on sale of business [6]	—	—	—	—	(4.3)
Impairment of long-lived assets [7]	—	—	—	—	13.0
Amortization of intangible assets [8]	46.0	46.2	46.0	138.1	143.9
Tax effect of adjustments to net income and discrete tax items [9]	(10.0)	(9.6)	(11.5)	(31.4)	(33.3)
Non-GAAP net income	$109.9	$117.6	$100.6	$312.0	$328.5

Diluted earnings per common share	$0.46	$0.51	$0.35	$1.22	$1.25
Effect of adjustments to net income	$0.26	$0.26	$0.31	$0.83	$0.91
Diluted non-GAAP earnings per common share	$0.72	$0.77	$0.66	$2.05	$2.16

Diluted weighted averages shares outstanding	152.3	151.9	151.9	152.1	151.8
1 Represents professional and vendor fees recorded in connection with services provided by consultants, accountants, lawyers and other third-party service providers to assist us in integrating CMC Materials into our operations.
2 Represents severance charges related to the integration of CMC Materials.
3 Restructuring charges resulting from discrete cost saving initiatives inclusive of employee termination benefit and asset impairment charges, primarily related to (i) an internal reorganization, combining two complementary divisions into one and realigning our customer facing organization and (ii) workforce reductions and the abandonment of certain capital equipment no longer necessary for the Company’s long-term objectives.
4 Represents an asset reduction of an acquired tax equalization asset from the CMC Materials acquisition.
5 Loss on extinguishment of debt and modification of our Existing Credit Agreement in 2024.
6 Gain from the sale of the Company’s PIM business.
7 Impairment of long-lived assets related to a small, industrial specialty chemicals business.
8 Non-cash amortization expense associated with intangibles acquired in acquisitions.
9 The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate for each respective year.
Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of Reported Net Sales to Adjusted Net Sales (excluding divestiture) Non-GAAP
(In millions)
(Unaudited)

	Three months ended			Nine months ended
	Sep 27, 2025	Sep 28, 2024	Jun 28, 2025	Sep 27, 2025	Sep 28, 2024
Net sales	$807.1	$807.7	$792.4	$2,372.7	$2,391.4
Less: divestiture [1]	—	—	—	—	(33.9)
Adjusted net sales (excluding divestiture) Non-GAAP	$807.1	$807.7	$792.4	$2,372.7	$2,357.5
1 Adjusted to exclude net sales from the PIM business, which was divested in Q1 2024.

Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook *
(In millions, except per share data)
(Unaudited)

Fourth Quarter Outlook
Reconciliation GAAP Operating Margin to non-GAAP Operating Margin and Adjusted EBITDA Margin	December 31, 2025
Net sales	$790 - $830
GAAP - Operating income	$106 - $128
Operating margin - as a % of net sales	13.5% - 15.4%
Restructuring costs	3
Amortization of intangible assets	46
Adjusted operating income	$156 - $177
Adjusted operating margin - as a % of net sales	19.7% - 21.3%
Depreciation	53
Adjusted EBITDA	$209 - $228
Adjusted EBITDA - as a % of net sales	26.5% - 27.5%

Fourth Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	December 31, 2025
GAAP net income	$53 - $64
Adjustments to net income:
Restructuring costs	3
Amortization of intangible assets	46
Income tax effect	(8)
Non-GAAP net income	$95 - $105

Fourth Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	December 31, 2025
Diluted earnings per common share	$0.35 - $0.42
Adjustments to earnings per share:
Restructuring costs	0.02
Amortization of intangible assets	0.30
Income tax effect	(0.05)
Diluted non-GAAP earnings per common share	$0.62 - $0.69

*As a result of displaying amounts in millions, rounding differences may exist in the tables.

### END ###
Entegris, Inc. - page 14 of 14